EXHIBIT 10.5
                        AMENDMENT TO CONSULTING AGREEMENT

     AMENDMENT TO CONSULTING AGREEMENT made as of August 15, 2001 to Consulting Agreement dated as of May 1, 2001 (the "Consulting Agreement"), by and between Madison Venture Capital II, Inc., a New York corporation with offices at 150 East 58th Street - 24th Floor, New York, New York 10022 ("MVC"), RKP Capital Partners, LLC, an Illinois limited liability company with offices at One Magnificent Mile, Chicago, Illinois 60611 ("RKP") and NovaCorp, LLC, an Illinois limited liability company ("NCLLC) (MVC, RKP and NCLLC are hereinafter collectively referred to as the "Consultant") on one hand and DFR Associates I, Inc., a Delaware corporation with offices at 150 East 58th Street - 24th Floor, New York, New York 10022 (hereinafter referred to as the "Company") and Spent Lamp Recycling Technology, an Illinois corporation with offices at 734 North Wells Street, Chicago, Illinois 60610 (the "Subsidiary") on the other hand.

     WHEREAS, the parties desire to amend the Consulting Agreement to provide the services hereinafter set forth to the Company and the Subsidiary shall be rendered during the five year six month period commencing on May 1, 2001 and ending on October 30, 2006 rather than during the five year period commencing May 1, 2001 and ending on April 30, 2006 at the rate of compensation set forth herein, but the obligation to pay consutling fees shall be suspended during the period September 1, 2001 to February 28, 2002.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained and the acts herein described, it is agreed between the parties as follows:

1. The Consulting Agreement is amended to provide that the Company hereby engages and retains Consultant and Consultant hereby agrees to render services and advice to the Company, for a five (5) year six (6) month period commencing May 1, 2001 and ending October 31, 2006.

          2. The obligation of the Company to pay regular monthly fees to the Consultant during the period September 1, 2001 to February 28, 2002 is suspended. The Consultant shall serve during such six month period notwithstanding the fact that it is not without receiving any monthly fees.

          3 This Amendment to the Consulting Agreement may only be changed by an instrument in writing executed by the parties hereto. This Amendment to the Consulting Agreement shall be governed by the laws of the State of New York as they are applied to contracts to be performed entirely within the State of New York.

          4     Except  as  specifically amended hereby the Consulting Agreement shall  remain in full force and effect as though set forth herein in haec verba.
                                                                  -------------

          5. This instrument and the Consulting Agreement contain the entire agreement of the parties. This Agreement shall be binding upon the parties hereto, their successors and assigns. There are no representations or warranties other than as contained herein, and there shall not be any liability to Consultant for any services rendered to the Company pursuant to the terms of this Agreement. No waiver or modification hereof shall be valid unless executed in writing with the same formalities as this Agreement. Waiver of the breach of any term or condition of this Agreement shall not be deemed a waiver of any other of subsequent breach, whether of like or of a different nature.

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     IN  WITNESS  WHEREOF,  the  parties hereto have caused these presents to be signed and their respective seals to be hereunto affixed the day and year first above written.

                         Madison  Venture  Capital  II,  Inc.


                         By:
                              Dr.  Eugene  Stricker,  President

                         RKP  Capital  Partners,  LLC


                         By:
                                   Robert  M.  Rubin


                         NovaCorp,  LLC


                         By:
                              Frank  Anthony  Contaldo,  President

                         D.F.R  Associates  I,  Inc.


                         By:
                              Lawrence  C.  Kelly,  President

                         Spent  Lamp  Recycling  Technology,  Inc.


                         By:
                              Lawrence  C.  Kelly,  President